UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2019

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Current Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2019, the Board of Directors of Monster Beverage Corporation (the “Company”) approved and adopted an updated form of indemnification agreement to be entered into by the Company with its directors and officers (the “Indemnification Agreement”).

As amended, the Indemnification Agreement continues to provide for the maximum indemnity permitted for directors and officers under the Delaware General Corporation Law and the Company’s charter documents, as well as additional procedural protections. The Indemnification Agreement was adopted in order to incorporate certain updates that reflect current market indemnification practices.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 6, 2019, at which the following matters were submitted to a vote of the stockholders.  For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2019.

Proposal No. 1.  To elect ten directors of the Company to serve until the 2020 annual meeting of stockholders.

In accordance with the results below, the following individuals were elected as directors of the Company and received the number of votes set opposite their respective names.

Director	Votes For	Votes Withheld	Broker Non-Votes
Rodney C. Sacks	458,250,316	19,426,358	18,303,227
Hilton H. Schlosberg	440,432,485	37,244,189	18,303,227
Mark J. Hall	454,586,696	23,089,978	18,303,227
Kathleen E. Ciaramello	456,991,923	20,684,751	18,303,227
Gary P. Fayard	473,058,921	4,617,753	18,303,227
Jeanne P. Jackson	476,221,649	1,455,025	18,303,227
Steven G. Pizula	476,779,714	896,960	18,303,227
Benjamin M. Polk	455,393,968	22,282,706	18,303,227
Sydney Selati	461,296,901	16,379,773	18,303,227
Mark S. Vidergauz	456,180,702	21,495,972	18,303,227

Proposal No. 2.  To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

In accordance with the results below, the appointment of Deloitte & Touche LLP was ratified and approved.

Votes For	Votes Against	Abstentions
480,490,082	15,197,155	292,662

Proposal No. 3.  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In accordance with the results below, the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
300,008,150	166,044,747	11,623,775	18,303,229

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 11, 2019	/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors and
Chief Executive Officer